Dreyfus Premier

GNMA Fund

ANNUAL REPORT December 31, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

* Not FDIC-Insured
* Not Bank-Guaranteed
* May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Fund Performance

                             8   Statement of Investments

                            10   Statement of Assets and Liabilities

                            11   Statement of Operations

                            12   Statement of Changes in Net Assets

                            14   Financial Highlights

                            17   Notes to Financial Statements

                            22   Report of Independent Auditors

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                      Dreyfus Premier GNMA Fund

LETTER FROM THE PRESIDENT

Dear Shareholder:

We are pleased to present this annual report for Dreyfus Premier GNMA Fund, covering the 12-month period from January 1, 2000 through December 31, 2000. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Michael Hoeh.

Investment-grade U.S. bonds generally provided attractive returns in a highly volatile environment in 2000. In contrast, most lower quality bond and major stock market indices declined sharply in 2000. In our view, this performance disparity provides ample evidence that diversification is an important component of most investment strategies. In 2000, the stock and high yield bond markets provided a stark reminder that overconcentration in any single type of security or asset class carries risks that can be diminished through diversification.

While the start of a new year is almost always a good time to review your investment strategies, recent market events may have altered the way your assets are apportioned among various asset classes, market-capitalization ranges and investment styles. You may wish to consider rebalancing your portfolio to help achieve your long-term financial goals.

We  encourage  you  to contact your financial advisor for more information about
ways   to   refine   your   investment   strategies   for   the   coming  year.

Thank you for your confidence and support in 2000, and we look forward to working with you in 2001.

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

January 16, 2001




DISCUSSION OF FUND PERFORMANCE

Michael Hoeh, Portfolio Manager

How did Dreyfus Premier GNMA Fund perform relative to its benchmark?

For the 12-month period ended December 31, 2000, the fund's Class A shares produced a total return of 9.82% and approximate income dividends of $0.8206 per share, Class B shares produced a total return of 9.27% and approximate income dividends of $0.7491 per share and Class C shares produced a total return of 8.90% and income dividends of $0.7095 per share. In addition, the fund's 30-day SEC yield as of December 31, 2000 was 5.16%, 4.89% and 4.63% for its Class A, B and C shares, respectively.(1) In comparison, the fund's benchmark, the Lehman Brothers GNMA Index (the "Index"), achieved a total return of 11.11% for the reporting period.(2)

We attribute the fund's strong absolute returns to a "flight to quality" among investors that benefited relative safe havens such as government-guaranteed GNMA securities. Our underperformance relative to our benchmark was primarily the result of our duration management strategy around midyear, which caused the fund's returns to lag the Index.

What is the fund's investment approach?

The fund invests primarily in Government National Mortgage Association ("GNMA" or "Ginnie Mae") securities. The remainder may be allocated to other securities issued or guaranteed by the U.S. Government, such as U.S. Treasury securities. The fund' s goal is to provide a high level of current income consistent with capital preservation.

We use a four-step investment approach:

*PREPAYMENT TREND ANALYSIS measures the rate at which homeowners are likely to prepay their mortgages because of home sales or refinancing. An increase in this
trend   can   adversely   affect   returns   of   mortgage-related  securities.

                                                                        The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

*OPTION-ADJUSTED SPREAD ANALYSIS compares the early redemption characteristics of different mortgage-backed securities with other securities such as U.S. Treasuries, to help us measure their vulnerability to early redemption.

*CASH FLOW STRUCTURE ANALYSIS helps us determine the predictability and security of cash flows provided by different bond structures. We analyze 30-year, 15-year, adjustable-rate and project loan securities for inclusion into the fund.

*TOTAL-RATE-OF-RETURN SCENARIOS calculate expected rates of return for each security relative to U.S. Treasury securities under different interest-rate scenarios over a six-month time frame. This helps us estimate which securities are likely to provide above-average returns in any given interest-rate environment.

What other factors influenced the fund's performance?

GNMA prices began the year on a strong note and rose further when government officials questioned the investment policies of certain U.S. Government agencies that issue indirect debt obligations of the federal government. Because of the uncertainty surrounding agency securities, investors favored direct government obligations such as U.S. Treasuries and GNMAs. In this environment, we emphasized GNMA pass-through securities with relatively high coupon rates. This focus generally benefited the fund during the first part of 2000.

During the second half of the period, however, when the political concerns surrounding indirect federal debt obligations abated, assets shifted back to agency securities, causing GNMAs to underperform Federal National Mortgage Association (" FNMA" or "Fannie Mae") or Federal Home Loan Mortgage Corporation (" FHLMC" or "Freddie Mac" ) securities. While the fund does not invest in indirect obligations of the federal government, we attempted to mitigate softness in the GNMA market by shifting some assets out of high-coupon GNMAs into lower coupon GNMAs, which tend to be more defensive. However, even lower coupon GNMAs underperformed other types of high quality bonds, primarily because
the    economic

slowdown became more pronounced and interest rates began to decline, causing an increase in the risk that homeowners might prepay their mortgages in a lower interest-rate environment.

At the same time, the U.S. Treasury securities market began the year at relatively high levels and continued to rally throughout most of the year, making their yields relatively unattractive for an income-oriented fund such as this one. As a result, we had few alternatives to GNMAs when their prices began to deteriorate.

We also actively managed the fund's average effective duration, a measure of sensitivity to changing interest rates. Around midyear, we shifted from a neutral position to one that was modestly longer than the average for our peer group. This helped the fund's performance toward the end of the year.

What is the fund's current strategy?

As of year-end, we believe that GNMA securities and other high quality bonds may have reached levels at which they can be considered overvalued. Accordingly, we have reduced our average duration to the neutral range in order to give us the flexibility we need to make timely changes to our security selection strategy. We are also carefully watching interest-rate trends to assess their effects on
mortgage   prepayment   activity,   which  could  influence  the  GNMA  market.

January 16, 2001

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID, AND DOES NOT TAKE INTO CONSIDERATION THE MAXIMUM INITIAL SALES CHARGE IN THE CASE OF CLASS A SHARES, OR THE APPLICABLE CONTINGENT DEFERRED SALES CHARGES IMPOSED ON REDEMPTIONS IN THE CASE OF CLASS B AND CLASS C SHARES. HAD THESE CHARGES BEEN REFLECTED, RETURNS WOULD HAVE BEEN LOWER. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

(2) SOURCE: LEHMAN BROTHERS -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS GNMA INDEX (UNHEDGED) IS AN UNMANAGED, TOTAL RETURN PERFORMANCE BENCHMARK FOR THE GNMA MARKET CONSISTING OF 15- AND 30-YEAR FIXED-RATE SECURITIES BACKED BY MORTGAGE POOLS OF THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION.

                                                                        The Fund

FUND PERFORMANCE

Comparison of change in value of $10,000 investment in Dreyfus Premier GNMA Fund Class A shares and the Lehman Brothers GNMA Index

((+))  SOURCE: LEHMAN BROTHERS

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

THE ABOVE GRAPH COMPARES A $10,000 INVESTMENT MADE IN CLASS A SHARES OF DREYFUS PREMIER GNMA FUND ON 12/31/90 TO A $10,000 INVESTMENT MADE IN THE LEHMAN BROTHERS GNMA INDEX ON THAT DATE. ALL DIVIDENDS AND CAPITAL GAIN DISTRIBUTIONS ARE REINVESTED. PERFORMANCE FOR CLASS B AND CLASS C SHARES WILL VARY FROM THE PERFORMANCE OF CLASS A SHARES SHOWN ABOVE DUE TO DIFFERENCES IN CHARGES AND EXPENSES.

THE FUND INVESTS PRIMARILY IN GINNIE MAES, AND ITS PERFORMANCE SHOWN IN THE LINE GRAPH TAKES INTO ACCOUNT THE MAXIMUM INITIAL SALES CHARGE ON CLASS A SHARES AND ALL OTHER APPLICABLE FEES AND EXPENSES. UNLIKE THE FUND, THE LEHMAN BROTHERS GNMA INDEX (UNHEDGED) IS AN UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE GNMA MARKET, CONSISTING OF 15- AND 30-YEAR FIXED-RATE GNMA SECURITIES BACKED BY MORTGAGE POOLS OF THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION. ALL ISSUES HAVE AT LEAST ONE YEAR TO MATURITY AND AN OUTSTANDING PAR VALUE OF AT LEAST $100 MILLION. THE INDEX DOES NOT TAKE INTO ACCOUNT CHARGES, FEES AND OTHER EXPENSES. THESE FACTORS CAN CONTRIBUTE TO THE INDEX POTENTIALLY OUTPERFORMING THE FUND. FURTHER INFORMATION RELATING TO FUND PERFORMANCE, INCLUDING EXPENSE REIMBURSEMENTS, IF APPLICABLE, IS CONTAINED IN THE FINANCIAL HIGHLIGHTS SECTION OF THE PROSPECTUS AND ELSEWHERE IN THIS REPORT.



Average Annual Total Returns AS OF 12/31/00



                                         Inception                                                                   From
                                           Date              1 Year            5 Years           10 Years          Inception
------------------------------------------------------------------------------------------------------------------------------------
CLASS A SHARES
WITH MAXIMUM


   SALES CHARGE (4.5%)                    1/29/87             4.89%             5.03%              6.65%              --

WITHOUT SALES CHARGE                      1/29/87             9.82%             6.00%              7.15%              --

CLASS B SHARES
WITH APPLICABLE

   REDEMPTION CHARGE ((+))                1/15/93             5.27%             5.13%               --               5.74%

WITHOUT REDEMPTION                        1/15/93             9.27%            5..46%               --               5.74%

CLASS C SHARES
WITH APPLICABLE

   REDEMPTION CHARGE ((+)(+))            10/16/95             7.90%             5.16%               --               5.43%

WITHOUT REDEMPTION                       10/16/95             8.90%             5.16%               --               5.43%

PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE PERFORMANCE.

((+))     THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS B SHARES IS 4%.
          AFTER SIX YEARS CLASS B SHARES CONVERT TO CLASS A SHARES.

((+)(+))  THE MAXIMUM CONTINGENT DEFERRED SALES CHARGE FOR CLASS C SHARES IS 1%
          FOR SHARES REDEEMED WITHIN ONE YEAR OF THE DATE OF PURCHASE.



                                                                        The Fund


STATEMENT OF INVESTMENTS

STATEMENT OF INVESTMENTS

December 31, 2000

                                                                                             Principal
BONDS AND NOTES--105.4%                                                                      Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES/MORTGAGE-BACKED--94.5%

Government National Mortgage Association I:

   6.5%, 11/15/2007-7/15/2011                                                                11,165,598                11,323,846

   7.5%, 3/15/2002-12/15/2023                                                                 6,512,967                6,688,011

   8%, 4/15/2008-1/15/2022                                                                    6,968,102                7,188,802

   8.5%, 10/15/2016-12/15/2022                                                                3,119,411                3,244,237

   9%, 10/15/2016-12/15/2022                                                                  2,271,716                2,383,120

   9.5%, 11/15/2016-1/15/2025                                                                 1,944,453                2,047,775

   11.5%, 1/15/2013                                                                              33,891                   37,004

   Project Loans:

      6.25%, 11/15/2018                                                                       1,418,352                1,387,477

      6.32%, 10/15/2033                                                                       1,504,524                1,475,483

      6.35%, 6/15/2030-2/15/2034                                                              4,122,138                4,061,278

      6.375%, 2/15/2028                                                                       1,453,558                1,429,483

      6.45%, 8/15/2033                                                                        1,169,847                1,154,858

      6.50%, 7/15/2033                                                                          918,808                  911,261

      6.625%, 8/15/2028-11/15/2033                                                            3,762,237                3,773,821

      6.70%, 2/15/2033                                                                        3,692,666                3,698,435

      6.875%, 5/15/2040                                                                         226,500                  229,685

Government National Mortgage Association II:

   5.5%, 4/20/2030                                                                            2,941,982  (a)           2,948,418

   6%, 4/20/2030-8/20/2030                                                                    7,955,242  (a)           8,024,011

   7%                                                                                        26,650,000  (b)          26,624,949

   7%, 5/20/2030                                                                              2,952,250                2,953,165

   7.5%, 9/20/2030                                                                           13,203,237               13,380,556

   8%, 10/20/2026                                                                             5,598,409                5,733,106

   9%, 7/20/2025                                                                              1,406,117                1,446,543

   11%, 12/20/2013-10/20/2015                                                                   488,803                  542,239

                                                                                                                     112,687,563

U.S. GOVERNMENTS--10.9%

U.S. Treasury Inflation Protection Securities,

   3.625%, 7/15/2002                                                                          6,814,000  (c)           7,412,461

U.S. Treasury Notes:

   5.75%, 11/15/2005                                                                          3,555,000                3,670,537

   6.75%, 5/15/2005                                                                           1,780,000                1,895,184

                                                                                                                      12,978,182

TOTAL BONDS AND NOTES

   (cost $124,498,196)                                                                                               125,665,745


                                                                                              Principal
SHORT-TERM INVESTMENTS--12.8%                                                                Amount ($)                Value ($)
-----------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENTS;

U.S. Treasury Bills,

  6.055%, 2/8/2001

   (cost $15,276,386)                                                                        15,365,000               15,275,729
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $139,774,582)                                                                           118.2%              140,941,474

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (18.2%)             (21,723,984)

NET ASSETS                                                                                       100.0%              119,217,490

(A)  ADJUSTABLE RATE MORTGAGE-INTEREST RATE SUBJECT TO CHANGE PERIODICALLY.

(B)  PURCHASED ON A FORWARD COMMITMENT BASIS.

(C)  PRINCIPAL  AMOUNT FOR ACCRUAL  PURPOSES IS  PERIODICALLY  ADJUSTED BASED ON
     CHANGES TO THE CONSUMER PRICE INDEX.



SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2000

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           139,774,582   140,941,474

Cash                                                                  2,441,151

Receivable for investment securities sold                             1,971,793

Interest receivable                                                     792,229

Receivable for shares of Beneficial Interest subscribed                 181,566

Prepaid expenses                                                          4,599

                                                                    146,332,812
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           124,832

Payable for investment securities purchased                          26,786,175

Payable for shares of Beneficial Interest redeemed                      105,740

Accrued expenses                                                         98,575

                                                                     27,115,322
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      119,217,490
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     122,635,514

Accumulated undistributed investment income--net                          7,646

Accumulated net realized gain (loss) on investments                  (4,592,562)

Accumulated net unrealized appreciation (depreciation)

   on investments--Note 4                                             1,166,892
-------------------------------------------------------------------------------

NET ASSETS ($)                                                      119,217,490

NET ASSET VALUE PER SHARE



                                                                              Class A            Class B           Class C
------------------------------------------------------------------------------------------------------------------------------------

Net Assets ($)                                                             87,493,957          27,079,548         4,643,985

Shares Outstanding                                                          5,927,289           1,833,246           314,596
------------------------------------------------------------------------------------------------------------------------------------

NET ASSET VALUE PER SHARE ($)                                                   14.76               14.77             14.76



SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Year Ended December 31, 2000

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      7,550,753

EXPENSES:

Management fee--Note 3(a)                                              615,196

Shareholder servicing costs--Note 3(c)                                 408,472

Distribution fees--Note 3(b)                                           152,911

Professional fees                                                       42,800

Registration fees                                                       39,590

Custodian fees--Note 3(c)                                               33,618

Trustees' fees and expenses--Note 3(d)                                  27,236

Prospectus and shareholders' reports                                    20,982

Loan commitment fees--Note 2                                               929

Miscellaneous                                                           23,026

TOTAL EXPENSES                                                       1,364,760

INVESTMENT INCOME--NET                                               6,185,993
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                582,674

Net unrealized appreciation (depreciation) on investments            3,531,341

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               4,114,015

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                10,300,008

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                                     Year Ended December 31,
                                            ------------------------------------

                                                     2000                 1999
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          6,185,993            6,657,626

Net realized gain (loss) on investments           582,674           (1,429,905)

Net unrealized appreciation
   (depreciation) on investments                3,531,341           (4,444,246)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   10,300,008              783,475
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net:

Class A shares                                (4,724,077)          (4,848,685)

Class B shares                                (1,393,489)          (1,627,726)

Class C shares                                  (129,287)            (119,145)

TOTAL DIVIDENDS                               (6,246,853)          (6,595,556)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold:

Class A shares                                46,529,347           42,677,342

Class B shares                                 8,371,732           11,917,827

Class C shares                                 3,024,047            2,750,159

Dividends reinvested:

Class A shares                                 3,129,932            3,317,557

Class B shares                                   821,367            1,078,382

Class C shares                                    72,799               44,695

Cost of shares redeemed:

Class A shares                               (50,334,156)         (51,061,402)

Class B shares                               (13,875,698)         (22,391,393)

Class C shares                                  (812,989)          (2,987,948)

INCREASE (DECREASE) IN NET ASSETS
   FROM BENEFICIAL INTEREST TRANSACTIONS      (3,073,619)         (14,654,781)

TOTAL INCREASE (DECREASE) IN NET ASSETS          979,536          (20,466,862)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                          118,237,954          138,704,816

END OF PERIOD                                119,217,490          118,237,954

Undistributed investment income--net               7,646               68,506

SEE NOTES TO FINANCIAL STATEMENTS.


                                                     Year Ended December 31,
                                            ------------------------------------

                                                     2000                1999
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS:

CLASS A (A)

Shares sold                                     3,247,253          2,920,168

Shares issued for dividends reinvested            218,488            227,949

Shares redeemed                                (3,522,544)        (3,502,729)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     (56,803)          (354,612)
--------------------------------------------------------------------------------

CLASS B (A)

Shares sold                                       581,052            814,420

Shares issued for dividends reinvested             57,309             73,962

Shares redeemed                                  (969,886)        (1,527,240)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (331,525)          (638,858)
--------------------------------------------------------------------------------

CLASS C

Shares sold                                       208,662            187,195

Shares issued for dividends reinvested              5,064              3,074

Shares redeemed                                   (56,964)          (204,314)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING     156,762            (14,045)

(A) DURING THE PERIOD ENDED DECEMBER 31, 2000, 322,083 CLASS B SHARES REPRESENTING $4,621,648 WERE AUTOMATICALLY CONVERTED TO 322,389 CLASS A SHARES AND DURING THE PERIOD ENDED DECEMBER 31, 1999, 36,118 CLASS B SHARES REPRESENTING $518,787 WERE AUTOMATICALLY CONVERTED TO 36,152 CLASS A SHARES

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                        The Fund

FINANCIAL HIGHLIGHTS

The following tables describe the performance for each share class for the fiscal periods indicated. All information (except portfolio turnover rate) reflects financial results for a single fund share. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.



                                                                                    Year Ended December 31,
                                                               ------------------------------------------------------------------

CLASS A SHARES                                                 2000           1999           1998           1997           1996
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                          14.23          14.89          14.76          14.37          14.66

Investment Operations:

Investment income--net                                          .81            .78            .81            .85            .88

Net realized and unrealized gain

   (loss) on investments                                        .54           (.67)           .13            .39           (.29)

Total from Investment Operations                               1.35            .11            .94           1.24            .59

Distributions:

Dividends from
   investment income--net                                      (.82)          (.77)          (.81)          (.85)          (.88)

Net asset value, end of period                                14.76          14.23          14.89          14.76          14.37
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                           9.82            .75           6.51           8.91           4.25
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                        1.08           1.06           1.05           1.05           1.04

Ratio of net investment income

   to average net assets                                       5.67           5.31           5.44           5.87           6.17

Portfolio Turnover Rate                                      693.19         425.33         283.20         518.62         267.22
------------------------------------------------------------------------------------------------------------------------------------

Net Assets,
   end of period ($ X 1,000)                                 87,494         85,157         94,369         95,071        111,267

(A) EXCLUSIVE OF SALES CHARGE.



SEE NOTES TO FINANCIAL STATEMENTS.





                                                                                    Year Ended December 31,
                                                               ------------------------------------------------------------------

CLASS B SHARES                                                 2000           1999           1998           1997           1996
------------------------------------------------------------------------------------------------------------------------------------
PER SHARE DATA ($):

Net asset value, beginning of period                          14.24          14.90          14.78          14.38          14.67

Investment Operations:

Investment income--net                                          .74            .70            .73            .78            .81

Net realized and unrealized gain

   (loss) on investments                                        .54           (.67)           .12            .40           (.29)

Total from Investment Operations                               1.28            .03            .85           1.18            .52

Distributions:

Dividends from
   investment income--net                                      (.75)          (.69)          (.73)          (.78)          (.81)

Net asset value, end of period                                14.77          14.24          14.90          14.78          14.38
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%) (A)                                           9.27            .23           5.90           8.43           3.71
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                        1.59           1.57           1.56           1.55           1.55

Ratio of net investment income

   to average net assets                                       5.17           4.76           4.93           5.36           5.65

Portfolio Turnover Rate                                      693.19         425.33         283.20         518.62         267.22
------------------------------------------------------------------------------------------------------------------------------------

Net Assets,
   end of period ($ X 1,000)                                 27,080         30,833         41,775         38,775         39,833

(A) EXCLUSIVE OF SALES CHARGE.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                                                                                            The Fund

FINANCIAL HIGHLIGHTS (CONTINUED)

                                                                                    Year Ended December 31,
                                                               ------------------------------------------------------------------

CLASS C SHARES                                                 2000           1999           1998           1997           1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value, beginning of period                          14.24          14.90          14.77          14.38          14.67

Investment Operations:

Investment income--net                                          .70            .66            .68            .75            .77

Net realized and unrealized gain

   (loss) on investments                                        .53           (.66)           .13            .39           (.29)

Total from Investment Operations                               1.23             --            .81           1.14            .48

Distributions:

Dividends from investment income--net                          (.71)          (.66)          (.68)          (.75)          (.77)

Net asset value, end of period                                14.76          14.24          14.90          14.77          14.38
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TOTAL RETURN (%) (A)                                           8.90           (.03)          5.62           8.13           3.44
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RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to average net assets                        1.85           1.85           1.80           1.80           1.79

Ratio of net investment income

   to average net assets                                       4.90           4.52           4.40           5.11           5.42

Portfolio Turnover Rate                                      693.19         425.33         283.20         518.62         267.22
-----------------------------------------------------------------------------------------------------------------------------------

Net Assets,
   end of period ($ X 1,000)                                  4,644          2,247          2,561            110             17

(A) EXCLUSIVE OF SALES CHARGE.



SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS

NOTE 1--Significant Accounting Policies:

Dreyfus  Premier  GNMA  Fund  (the  "fund" ) is  registered under the Investment
Company Act of 1940, as amended (the "Act" ), as a diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income as is consistent with the preservation of capital by investing principally in instruments issued by the Government National Mortgage Association. The Dreyfus Corporation (the " Manager" ) serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A. ("Mellon"), which is a wholly-owned subsidiary of Mellon Financial Corporation.

Effective March 22, 2000, Dreyfus Service Corporation ("DSC"), a wholly-owned subsidiary of the Manager, became the distributor of the fund's shares. Prior to March 22, 2000, Premier Mutual Fund Services, Inc. was the distributor. The fund is authorized to issue an unlimited number of $.001 par value shares in the following classes of shares: Class A, Class B and Class C. Class A shares are subject to a sales charge imposed at the time of purchase, Class B shares are subject to a contingent deferred sales charge ("CDSC") imposed on Class B share redemptions made within six years of purchase (five years for shareholders beneficially owning Class B shares on November 30, 1996) and Class C shares are subject to a CDSC imposed on Class C shares redeemed within one year of purchase. Class B shares automatically convert to Class A shares after six years. Other differences between the classes include the services offered to and the expenses borne by each class and certain voting rights.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding short-term investments other than U.S. Treasury Bills) are valued each business day by an
independent  pricing  service  (" Service" ) approved  by  the  Board   The Fun

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Short-term investments, excluding U.S. Treasury Bills, are carried at amortized cost, which approximates value.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions  are  recorded  on  the  identified  cost  basis.  Interest  income
(including, where applicable, amortization of discount on short-term investments) is recognized on the accrual basis. Under the terms of the custody agreement, the fund receives net earnings credits based on available cash balances left on deposit.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes.


The fund has an unused capital loss carryover of approximately $4,586,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to December 31, 2000. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with accounting principles generally accepted in the United States. If not applied, $3,426,000 of the carryover expires in fiscal 2002 and $1,160,000 expires in fiscal 2007.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended December 31, 2000, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .55 of 1% of the value of the fund's average daily net assets and is payable monthly.

DSC retained $259 during the period ended December 31, 2000 from commissions earned on sales of the fund's shares.

(b) Under the Distribution Plan adopted pursuant to Rule 12b-1 under the Act, Class B and Class C shares pay the distributor for distributing their shares at an annual rate of .50 of 1% of the value of the average daily net assets of Class B shares and .75 of 1% of the value of the average daily net assets of
Class  C  shares. During the period ended December 31, 2000, Class B and Class C
shares    were    charged    $133,289     The    Fund

NOTES TO FINANCIAL STATEMENTS (CONTINUED)

and $19,622, respectively, pursuant to the Plan, of which $109,668 and $16,789 for Class B and Class C shares, respectively, were paid to DSC.

(c) Under the Shareholder Services Plan, Class A, Class B and Class C shares pay the distributor at an annual rate of .25 of 1% of the value of their average daily net assets for the provision of certain services. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The distributor may make payments to Service Agents (a securities dealer, financial institution or other industry professional) in respect of these services. The distributor determines the amounts to be paid to Service Agents. During the period ended December 31, 2000, Class A, Class B and Class C shares were charged $206,449, $66,645 and $6,541, respectively, pursuant to the Shareholder Services Plan, of which $172,588, $54,834 and $5,596 for Class A, Class B and Class C shares respectively, were paid to DSC.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended December 31, 2000, the fund was charged $24,126 pursuant to the transfer agency agreement.

The fund compensates Mellon under a custody agreement for providing custodial services for the fund. During the period ended December 31, 2000, the fund was charged $33,618 pursuant to the custody agreement.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective April 13, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $50,000 and an attendance fee of $6,500 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The Chairman of the Board receives an additional 25% of such
compensation.   Prior   to   April   13,   2000,   each  Board  member  who  wa

not an "affiliated person" as defined in the Act received from the fund an annual fee of $2,500 and an attendance fee of $500 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales (including paydowns) of investment securities, excluding short-term securities, during the period ended December 31, 2000, amounted to $919,595,919 and $936,983,432, respectively.

The fund may purchase or sell securities on a forward commitment basis. The price of the underlying securities is fixed at the time the transaction is negotiated and settlement may take place a month or more after that date. With respect to purchase commitments, the fund will identify securities as segregated in its records with a value at least equal to the amount of its commitments. Losses may arise due to changes in the market value of the underlying securities, if the counter party does not meet the terms of the settlement agreement, or if the issuer does not issue the securities due to political, economic, or other factors.

At December 31, 2000, accumulated net unrealized appreciation on investments was $1,166,892, consisting of $1,626,657 gross unrealized appreciation and $459,765
gross    unrealized    depreciation.

At December 31, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                                        The Fund

REPORT OF INDEPENDENT AUDITORS

Shareholders and Board of Trustees Dreyfus Premier GNMA Fund

We have audited the accompanying statement of assets and liabilities of Dreyfus Premier GNMA Fund, including the statement of investments, as of December 31, 2000, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund' s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included verification by examination of securities held by the custodian as of December 31, 2000 and confirmation of securities not held by the custodian by correspondence with others. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Dreyfus Premier GNMA Fund at December 31, 2000, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated years, in conformity with accounting principles generally accepted in the United States.


New York, New York

February 9, 2001



NOTES

                                                           For More Information

                        Dreyfus Premier GNMA Fund

                        200 Park Avenue

                        New York, NY 10166

                        Manager

                        The Dreyfus Corporation

                        200 Park Avenue

                        New York, NY 10166

                      Custodian

                       Mellon Bank, N.A.

                       One Mellon Bank Center

                       Pittsburgh, PA 15258

                      Transfer Agent & Dividend Disbursing Agent

                      Dreyfus Transfer, Inc.

                       P.O. Box 9671

                       Providence, RI 02940

                     Distributor

                       Dreyfus Service Corporation

                      200 Park Avenue

                      New York, NY 10166

To obtain information:

BY TELEPHONE Call your financial representative or 1-800-554-4611

BY MAIL Write to: The Dreyfus Premier Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

(c) 2001 Dreyfus Service Corporation                                  027AR0012